                                   Supplement
                    to the Prospectus, dated October 28, 1998
                                       for
                      Institutional Select(TM) S&P 500 Fund
               Institutional Select(TM) Large-Cap Value Index Fund
               Institutional Select(TM) Small-Cap Value Index Fund


Charles Schwab Investment Management, Inc. (the Investment Advisor) and Charles Schwab & Co. Inc. (Schwab) have voluntarily guaranteed that, through at least December 31, 2005, total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the S&P 500 Fund, Large-Cap Value Fund and Small-Cap Value Fund, will not exceed 0.15%, 0.25% and 0.32%, respectively of each Fund's average daily net assets, as stated in the last paragraph on page 3 of the prospectus, under "Annual Operating Expenses."

In addition to guaranteeing that total operating expenses would not exceed the limits stated above, the Investment Advisor and Schwab guarantee, at least through February 26, 1999, that total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of the Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Fund and the Institutional Select Small-Cap Value Fund will not exceed 0.00% with respect to each Fund.

The first paragraph stated on page 12 of this prospectus, under "Initial Minimum Investments" has been modified to state that:

Each Fund in its sole discretion has agreed to waive the initial minimum investment for Investment Managers through February 26, 1999. Thereafter, the initial minimum investment for the S&P 500, Large-Cap Value Fund and Small-Cap Value Fund will be $250,000, $100,000 and $100,000, respectively.

TF6232(2/17/99)